SECTION A – SOLICITATION/CONTRACT FORM

SOLICITATION, OFFER AND AWARD

PAGE 1

1. CONTRACT NO.	SOLICITATION NO.	2. TYPE OF SOLICITATION	3. EFFECTIVE DATE	4. REQUISITION/ PURCHASE NO.
2004-C-066	2004-R-066	Competitive	See Block 22	

5. ISSUED BY CODE	6. ADDRESS THE OFFER TO (if other than item 5)
Office of the Sergeant at Arms United States Senate Senate Office Building Washington, DC 20510-7207	Attn: Kathleen M. Haddow Contracts Department Office of the Sergeant at Arms United States Senate 2 Massachusetts Avenue, NE Washington, DC 20002

SOLICITATION

Proposals must be received at the Office of the Sergeant at Arms via email to acquisitions@saa.senate.gov by 12:00 Noon (EDT) on August 2, 2004. No requests for extension of closing date and time without substantial justification will be granted.

7. FOR INFORMATION CALL OR E-MAIL	A. NAME: Kathleen M. Haddow	B. TELEPHONE NO: 202-224-7135 *NO COLLECT CALLS)* or EMAIL: acquisitions@saa.senate.gov

8. TABLE OF CONTENTS

	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE							
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	23-31
☒	B	SUPPLIES OR SERVICES AND PRICE/COSTS	2-5				
☒	C	STATEMENT OF WORK	5-12	☒	J	LIST OF ATTACHMENTS	31
☒	D	PACKAGING AND MARKING	12-13	☒	K	REPRESENTATIONS AND CERTIFICATIONS	32-34
☒	E	INSPECTION AND ACCEPTANCE	13-14	☒	L	INSTRUCTIONS, CONDITIONS AND NOTICES TO OFFERORS	
☒	F	DELIVERIES OR PERFORMANCE	14-15				
☒	G	CONTRACT ADMINISTRATION DATA	15-17	☒	M	EVALUATION FACTORS FOR AWARD	
☒	H	SPECIAL CONTRACT REQUIREMENTS	18-23	☒	N	CONTRACTOR PROPOSAL	35-269

OFFER *(Must be fully completed by Offeror)*

9. In compliance with the above, the undersigned agrees, if this offer is accepted within ____ calendar days (60 *calendar days unless a different period is inserted by the Offeror*) from the date of receipt of offers specified above, to furnish any of the items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the specified schedule.

10. ACKNOWLEDGEMENT OF AMENDMENTS *(The Offeror acknowledges receipt of amendments to the SOLICITATION for Offerors and related documents numbered and dated:*	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

11A. NAME AND ADDRESS OF OFFEROR	TIN NO 52-2037526 Dunn & Bradstreet 036977510 Management Solutions & Systems, Inc. 8540 Ashwood Drive Capitol Heights, MD 20743	12. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER *(Type or Print)* Larry Swinton, Vice President

11B. TELEPHONE NO. *(include area code)*	11C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE	13. SIGNATURE	14. DATE SIGNED
(301)324-4982		Larry Swinton	9/29/04

AWARD *(To be completed by Senate)*

15. ACCEPTED AS TO ITEMS NUMBERED	16. AMOUNT In accordance with purchase orders issued under this Contract	18. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 19 (4 copies unless otherwise specified)	ITEM

18. ADMINISTERED BY *(if other than item 5)* CODE	19. PAYMENT WILL BE MADE BY CODE
	Office of the Sergeant at Arms United States Senate Financial Department Washington, DC 20510-7205

20. NAME OF CONTRACTING OFFICER	21. UNITED STATES SENATE *(signature of Contracting Officer)*	22. DATE SIGNED
	[signature]	9/30/04

IMPORTANT — Award will be made on this Form, or other authorized official written notice